Exhibit 99.7

Eos Energy Announces Commencement of Rights Offering

EDISON, NJ, July 2, 2026 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), America’s leading innovator in designing, manufacturing, and providing zinc-based long duration energy storage (LDES) systems sourced and manufactured in the United States, today announced that it has commenced its previously announced offering of subscription rights (the “Rights”) to holders of its common stock and holders of its warrants to purchase common stock issued on April 14, 2023, May 17, 2023, December 19, 2023 and November 21, 2025 (collectively, “Eligible Holders”) as of July 1, 2026 (the “Record Date”).

Pursuant to the rights offering, the Company will distribute Rights to acquire an aggregate of 27,367,171 units (the “Units”) on July 2, 2026 (the “Distribution Date”) at a price per Unit of $5.481 to the Eligible Holders as of the Record Date. Each Unit consists of one share of the Company’s common stock and 0.4388 of a warrant to purchase one share of the Company’s common stock at an exercise price of $5.481 per whole share. Further details on the terms and conditions of the warrants are described in the offering documents. The rights offering includes an over-subscription privilege to permit each Eligible Holder that exercises its basic subscription rights in full to purchase additional Units up to the number of Units underlying its basic subscription right (or 200% combined) that remain unsubscribed on the expiration date for the offering (if any), subject to the availability and allocation of Units among persons exercising this over-subscription privilege and certain other limitations as described in the offering documents.

The Company intends to use the net proceeds of the Rights Offering, if any, to fund its previously announced investment in Frontier Power USA Parent, LLC (“Frontier”).

The pricing of the rights offering is summarized below:

•	1 share or participating warrant held on the Record Date = 1 Right

•	1 Right = .071193 of a Unit exercisable at a price of $5.481 per whole Unit (or otherwise stated, each Eligible Holder will receive a Right to acquire 1 Unit exercisable at a price of $5.481 for every approximately 14.0463 Eos shares or participating warrants held as of the July 1, 2026 record date)

•	1 Unit = 1 share of common stock + 0.4388 of a warrant, each whole warrant exercisable for 1 share of common stock at an exercise price of $5.481 per share

The Company has applied to have the Rights admitted to trading on the Nasdaq Capital Market, where it expects them to begin trading under the symbol “EOSER” on July 6, 2026. The Company has also applied to have the Warrants admitted to trading on the Nasdaq Capital Market under the symbol “EOSEW”. However, no assurance can be given that such listing application will be approved. The rights offering will expire at 5:00 p.m., New York City time, on July 21, 2026. Further details on the terms of the rights offering and the procedures pursuant to which Eligible Holders can exercise their rights and the transferability of such rights, are described in the offering documents.

With respect to the rights distribution, Broadridge is expected to complete the issuance on the Distribution Date. Shareholders who hold their shares through a bank or brokerage account should see the rights credited to their accounts after their financial institution completes its internal processing and distribution procedures. The timing of receipt may vary among each bank and brokerage firm.

See Eos Rights Offering for shareholder resources regarding the rights offering. The Company expects to host a virtual investor presentation through NetRoadshow during the week of July 6, 2026. Additional details will be provided when available.

The Company is conducting the rights offering pursuant to an effective shelf registration statement, including a base prospectus, under the Securities Act. The rights offering is being made only by means of a separate prospectus supplement (and the accompanying base prospectus), which contains the detailed terms of the rights offering and has been filed with the SEC on July 2, 2026. Copies of the prospectus supplement and accompanying prospectus relating to the rights offering may be obtained for free by visiting the Securities and Exchange Commission’s website at www.sec.gov. Questions about the rights offering and requests for copies of the prospectus relating to the rights offering may be directed to Sodali & Co., the Company’s information agent for the rights offering, at the address and phone number provided at the end of this release. The completion of the rights offering remains subject to the satisfaction of certain conditions, and the Company reserves the right to amend or terminate the rights offering at any time prior to the expiration date of the rights offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Eos. Positively ingenious.	Please consider the environment before printing.

About Eos Energy Enterprises

Eos is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. The Company’s BESS features the innovative Znyth™ technology, a proven chemistry with readily available non-precious earth components, that is the pre-eminent safe, non-flammable, secure, stable, and scalable alternative to conventional technology. The Company’s BESS is ideal for utility-scale, microgrid, commercial, and industrial long-duration energy storage applications (i.e., 4 to 16+ hours), and provides customers with significant operational flexibility to effectively address current and future increased grid demand and complexity.

Contacts

Eos Energy Enterprises, Inc.

Investors: ir@eose.com

Media:  media@eose.com

Information Agent

Sodali & Co.

(203) 658-9400 (For Banks and Brokers)

(833) 225-0490 (Toll Free)

EOSE.info@investor.sodali.com

Forward Looking Statements and Important Information

Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Rights Distribution, the rights offering, and our contemplated investment in Frontier Power USA. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future results and are not statements of fact, actual results may differ materially from those projected.

Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our ability to obtain stockholder approval of an increase to our authorized common stock; our ability to complete a rights offering to raise funds for purposes of capitalizing Frontier Power USA, including satisfying applicable conditions to the rights offering; risks associated with the joint venture, including the risk that the joint venture will not be completed on the anticipated terms if at all; risks associated with the credit agreement with Cerberus, including risks of default, and dilution of outstanding common stock; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act, including potential impacts from any repeal or modifications of the legislation; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties indicated.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Forward-looking statements speak only as of the date they are made. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.